OPPENHEIMER SERIES FUND, INC.
CONNECTICUT MUTUAL LIQUID ACCOUNT
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held April 24, 1996

To the Shareholders:

Notice is hereby given that a Special Meeting of the Shareholders of Connecticut Mutual Liquid Account (the "Liquid Fund" or the "Fund"), a series of Oppenheimer Series Fund, Inc. (the "Company"), an open-end, management investment company, will be held at OppenheimerFunds, Inc., 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on April 24, 1996, and any adjournments thereof (the "Meeting"), for the following purposes:

1.To consider and vote upon approval of the Agreement and Plan of Reorganization dated as of March 18, 1996 (the "Reorganization Agreement") by and among Liquid Fund and Oppenheimer Money Market Fund, Inc. ("OMMF"), and the transactions contemplated thereby (the "Reorganization"), including (i) the transfer of substantially all the assets of Liquid Fund to OMMF in exchange solely for the issuance of shares of OMMF, (ii) the distribution of such shares of OMMF to shareholders of Liquid Fund in liquidation of Liquid Fund, and (iii) the cancellation of the outstanding shares of the Fund (the "Proposal"); and

2.To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Liquid Fund's shareholders of record at the close of business on March 18, 1996 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of the Company recommends a vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,

Andrew J. Donohue, Secretary

March 18, 1996


Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION

1. What is the Reorganization?
The proposed Reorganization provides for the transfer of substantially all the assets of Connecticut Mutual Liquid Account ("Liquid Fund" or the "Fund") to Oppenheimer Money Market Fund, Inc. ("OMMF"), the issuance of shares of OMMF to Liquid Fund for distribution to its shareholders and the cancellation of the outstanding shares of Liquid Fund. The value of the shares of OMMF issued in the Reorganization will be equal to the value of the shares previously held in the Liquid Fund.

2. What are the reasons for the Reorganization?
On February 14, 1996, at a meeting of Liquid Fund's shareholders, the Fund's shareholders voted to approve the appointment of OppenheimerFunds, Inc. ("OFI") as the Fund's investment adviser. In the proxy statement dated December 18, 1995 and the supplement dated January 19, 1996 (the "1995 Proxy Statement") relating to that meeting, the Fund's shareholders were advised that at a later date they would vote on the merger of the Fund into a comparable Oppenheimer mutual fund.

3. What benefits to shareholders may result from this transaction?
The Directors of Liquid Fund believe that combining these two funds may benefit shareholders of Liquid Fund by allowing the Fund to capitalize on expected economies of scale in the provision of the following services: accounting, legal, transfer agency, insurance, custody and administration.

4. Who is paying the expenses of the Reorganization?
All expenses of the Reorganization will be paid by Massachusetts Mutual Life Insurance Company [which is the indirect parent of G.R. Phelps & Co., Inc. ("Phelps")], the administrator and previous investment manager of the Fund and of OFI, the Fund's new investment manager.

5. Who is OppenheimerFunds, Inc.?
OppenheimerFunds, Inc. and its subsidiaries are engaged principally in the business of managing, distributing and servicing registered investment companies. OFI is indirectly controlled by Massachusetts Mutual Life Insurance Company ("MassMutual") which controls Phelps as a result of the merger of MassMutual and Connecticut Mutual Life Insurance Company on February 29, 1996, as described in the 1995 Proxy Statement. As of March 1, 1996, OppenheimerFunds, Inc. and a subsidiary had assets of more than $50 billion under management in more than 40 mutual funds.

6. Do the Oppenheimer funds have a sales charge?
Yes, the Oppenheimer funds impose a sales charge, other than their money market funds (certain of which have an asset-based sales charge on certain classes of shares), such as OMMF. However, there will be no commission or sales load of any kind charged in connection with this Reorganization.


7. May I exchange between other Oppenheimer funds without an exchange fee? Yes. As a shareholder of an Oppenheimer fund after the Reorganization, you will be able to make exchanges into the same class of shares of other Oppenheimer funds without payment of any exchange fees. When you exchange shares for shares of an Oppenheimer fund with a sales charge, you will be subject to that sales charge. Exchange privileges may be modified or discontinued at any time.

8. Where can I get prospectuses and other information on the Oppenheimer funds?
Call OppenheimerFunds Distributor, Inc. at 1-(800) 255-2755. They will be pleased to supply you with all the information, including prospectuses, which you will need to make an investment decision.

9. Whom do I contact about my account or to initiate a transaction in my account?
For information about your account or to initiate a transaction in your account, you may continue to contact your registered representative at your broker/dealer or, in the alternative, OppenheimerFunds Services at 1-(800) 525-7048.

10. Will this Reorganization result in any tax liability to Liquid Fund, OMMF or to me as a shareholder?
The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. The aggregate tax basis of OMMF shares received by you will be the same as the aggregate tax basis of your Liquid Fund shares prior to the Reorganization and the holding period of the shares of OMMF to be received by you will include the period during which Liquid Fund shares surrendered in exchange therefore were held, provided that those Liquid Fund shares were held as capital assets.

OPPENHEIMER SERIES FUND, INC.
CONNECTICUT MUTUAL LIQUID ACCOUNT
Two World Trade Center
New York, New York 10048-0203

PROXY STATEMENT AND PROSPECTUS

OPPENHEIMER MONEY MARKET FUND, INC.
3410 South Galena Street, Denver, Colorado  80231
1-800-525-7048

This Proxy Statement and Prospectus is being furnished to shareholders of Connecticut Mutual Liquid Account (the "Liquid Fund" or the "Fund"), a series of Oppenheimer Series Fund, Inc. (the "Company"), an open-end, management investment company, in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be used at the Special Meeting of Shareholders of Liquid Fund, to be held at OppenheimerFunds, Inc., 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on April 24, 1996, and any adjournments thereof (the "Meeting"). It is expected that this Proxy Statement and Prospectus will be mailed to shareholders on or about March 22, 1996.

At the Meeting, shareholders of the Fund will be asked to consider and vote upon approval of the Agreement and Plan of Reorganization, dated as of March 18, 1996 (the "Reorganization Agreement"), by and among Liquid Fund and Oppenheimer Money Market Fund, Inc., ("OMMF"), and the transactions contemplated by the Reorganization Agreement (the "Reorganization"). The Reorganization Agreement provides for the transfer of substantially all the assets of Liquid Fund to OMMF in exchange for the issuance of shares of OMMF, the distribution of such shares of OMMF to shareholders of Liquid Fund in liquidation of Liquid Fund and the cancellation of the outstanding shares of the Fund. A copy of the Reorganization Agreement is attached hereto as Exhibit A and is incorporated by reference herein. As a result of the proposed Reorganization, each shareholder of Liquid Fund will receive that number of shares of OMMF having an aggregate net asset value equal to the net asset value of such shareholder's shares of the Liquid Fund. This transaction is being structured as a tax-free reorganization. See "Approval of the Reorganization."

OMMF currently offers one class of shares without designation. No front-end sales charge is imposed at the time of purchase and shares are not subject to a contingent deferred sales charge upon redemption. Holders of Liquid Fund shares will receive shares of OMMF and no sales charge will be imposed on the shares received by the Fund's shareholders.

As its objective, OMMF seeks the maximum current income that is consistent with stability of principal. OMMF seeks to achieve this objective by investing in "money market" securities meeting specific credit quality standards. Liquid Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing in money market instruments. Liquid Fund invests in high-quality, short-term securities that present minimal credit risk. While both Liquid Fund and OMMF (collectively referred to as the "funds") seek to maintain a net asset value of $1.00 per share, there can be no assurance that they will do so. Investments in the funds are neither insured nor guaranteed by the U.S. government. See "Comparison Between OMMF and Liquid Fund - Comparison of Investment Objectives, Policies and Restrictions."

OMMF has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form N-14 (the "Registration Statement") relating to the registration of shares of OMMF to be offered to the shareholders of the Liquid Fund pursuant to the Reorganization Agreement. This Proxy Statement and Prospectus relating to the Reorganization also constitutes a Prospectus of OMMF filed as part of such Registration Statement. Information contained or incorporated by reference herein relating to OMMF has been prepared by and is the responsibility of OMMF. Information contained or incorporated by reference herein relating to the Liquid Fund has been prepared by and is the responsibility of the Liquid Fund.

This Proxy Statement and Prospectus sets forth concisely information about OMMF that a prospective investor should know before voting on the Reorganization. The following documents have been filed with the SEC and are available without charge upon written request to the transfer and shareholder servicing agent for the funds, OppenheimerFunds Services ("OFS"), at P.O. Box 5270, Denver, Colorado 80217, or by calling 1-800-525-7048 (a toll-free number) and are incorporated herein by reference:
(i) a Prospectus for the Company, dated October 1, 1995, together with the supplement to that Prospectus dated March 18, 1996; (ii) a Statement of Additional Information about the Company, dated October 1, 1995 (the "Fund's Statement of Additional Information"), together with a supplement dated March 18, 1996; (iii) a Prospectus for OMMF, dated May 1, 1995, as supplemented January 5, 1996; (iv) a Statement of Additional Information for OMMF, dated May 1, 1995, together with a supplement dated July 14, 1995 (the "OMMF Statement of Additional Information"); and (iv) a Statement of Additional Information relating to the Reorganization described in this Proxy Statement and Prospectus (the "Statement of Additional Information"), dated March 18, 1996 and filed as part of the Registration Statement, which Statement of Additional Information includes, among other things, the Company's Prospectus, the Company's Statement of Additional Information and the OMMF Statement of Additional Information, which contains more detailed information about OMMF and its management.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

Shares of OMMF are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated March 18, 1996.

TABLE OF CONTENTS
PROXY STATEMENT AND PROSPECTUS

COMPARATIVE FEE TABLES

SYNOPSIS
Parties to the Reorganization
The Reorganization
Tax Consequences of the Reorganization
Investment Objectives and Policies
Investment Advisory and Distribution Plan Fees
Purchases, Exchanges and Redemptions

PRINCIPAL RISK FACTORS

INVESTMENT IN MONEY MARKET SECURITIES
Investment in Money Market Securities

APPROVAL OF THE REORGANIZATION (The Proposal)
Background
Board Approval of the Reorganization
Regulatory Approval of the Reorganization
Reasons for the Reorganization
The Reorganization
Tax Aspects of the Reorganization
Capitalization Table (Unaudited)

COMPARISON BETWEEN OMMF AND LIQUID FUND
Comparison of Investment Objectives, Policies and Restrictions
Special Investment Methods
Investment Restrictions
OMMF Performance
Additional Comparative Information

INFORMATION CONCERNING THE MEETING
The Meeting
Record Date; Vote Required; Share Information
Proxies
Costs of the Solicitation and the Reorganization

MISCELLANEOUS
Financial Information
Public Information

OTHER BUSINESS

EXHIBIT A -Agreement and Plan of Reorganization, dated as of March 18,
         1996, by and between Oppenheimer Money Market Fund, Inc. and Oppenheimer Series Fund, Inc.




COMPARATIVE FEE TABLES

Transaction Charges

Shareholders pay certain expenses directly, such as sales charges and account transaction charges. The schedule of such charges for both OMMF and the Fund is noted below.

                                        Liquid Fund                     OMMF

Maximum Sales Charge
  on Purchases                          None                            None
Maximum Sales Load Imposed on
  Reinvested Dividends                  None                            None
Redemption Fee                          None                            None(1)
Exchange Fee                            None                            None

(1) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check or by ACH wire through AccountLink, or for check writing privileges.

Expenses of OMMF and Liquid Fund; Pro Forma Expenses

The funds each pay a variety of expenses directly for management of their assets, administration, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each of OMMF and Liquid Fund. The following calculations are based on the expenses of OMMF and Liquid Fund for the 12 months ended December 31, 1995. The pro forma fees reflect what the fee schedules would have been at December 31, 1995 if the Reorganization had occurred 12 months prior to that date.

                                                                                  Pro Forma
                                                Liquid Fund           OMMF        Combined Fund
Management Fees                                 0.50%                 0.44%       0.44%
12b-1 Fees                                      None                  None        None
Other Expenses                                  0.46%                 0.46%       0.46%
Total Fund Operating Expenses                   0.96%                 0.90%       0.90%

(1) Liquid Fund's Rule 12b-1 Plan was terminated effective March 18, 1996. During the fiscal year ended December 31, 1995, Liquid Fund's distributor agreed not to impose any reimbursement to which it would otherwise have been entitled pursuant to the Liquid Fund's Rule 12b-1 distribution plan. Absent such an agreement, Liquid Fund would have incurred distribution expenses pursuant to its Rule 12b-1 Plan of 0.10% of the average daily net assets of that Fund and the Total Fund Operating expenses would have been 1.06% of such assets.

Hypothetical Examples

To attempt to show these expenses over time, the examples shown below have been created. Assume that you make a $1,000 investment in either the Liquid Fund or OMMF or the new combined fund and that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown:

                                                1 year          3 years         5 years         10 years
Oppenheimer Money Market Fund, Inc.             $9              $29             $50             111

Connecticut Mutual
 Liquid Account
                                                $10             $31             $53             $118

Pro Forma Combined
 Fund
                                                $ 9             $29             $50             $111

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of the Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and the Exhibit hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Agreement and Plan of Reorganization which is an Exhibit hereto in their entirety and, in particular, the current Prospectus of OMMF which accompanies this Proxy Statement and Prospectus and is incorporated by reference herein.

Parties to the Reorganization

OMMF is a diversified, open-end, management investment company incorporated in 1973 as a Maryland corporation. OMMF is located at 3410 South Galena Street, Denver, Colorado 80231. OppenheimerFunds, Inc. ("OFI") acts as investment adviser to OMMF. OppenheimerFunds Distributor, Inc. ("OFDI"), a subsidiary of OFI, acts as the distributor of OMMF's shares. Additional information about OMMF is set forth below.

Liquid Fund is a series of Oppenheimer Series Fund, Inc. (the "Company"), an open-end, management investment company organized as a multi-series Maryland corporation on December 9, 1981 that changed its name from Connecticut Mutual Investment Accounts, Inc. on March 18, 1996. The following changes took effect March 1, 1996: the Fund's address changed to Two World Trade Center, New York, NY 10048-0203, OFI became the Fund's investment adviser and the Fund's Rule 12b-1 Plan was terminated. On March 18, 1996, OFS became Liquid Fund's transfer agent and shareholder servicing agent; and OFDI became the distributor of the Fund's shares. Additional information about the Liquid Fund is set forth below.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of the Fund to OMMF in exchange for the issuance of shares of OMMF to the shareholders of Liquid Fund, in liquidation of Liquid Fund. The Reorganization Agreement also provides for the distribution by the Fund of these shares of OMMF to the Fund shareholders in liquidation of the Fund. As a result of the Reorganization, each fund shareholder will receive that number of full and fractional OMMF shares equal in value to such shareholder's pro rata interest in the net assets transferred to OMMF as of the Valuation Date (as hereinafter defined). For further information about the Reorganization see "Approval of the Reorganization" below.

For the reasons set forth below under "Approval of the Reorganization - Board Approval of the Reorganization," the Board, including the Directors who are not "interested persons" of the Company (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization is in the best interests of the Fund and its shareholders and that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization, and recommends approval of the Reorganization by Fund shareholders. The Board of Directors of OMMF has also approved the Reorganization and determined that the interests of existing OMMF shareholders will not be diluted as a result of the Reorganization. If the Reorganization is not approved, the Fund will continue in existence and the Board will determine whether to pursue alternative actions. "Approval of the Reorganization" sets forth certain information with respect to the background of the Reorganization, including other transactions and agreements entered into, or contemplated to be entered into, by OFI, Phelps and their respective affiliates.

Approval of the Reorganization will require the affirmative vote of the holders of a majority of Liquid Fund's shares outstanding and entitled to vote.

Tax Consequences of the Reorganization

As a condition to the closing of the Reorganization, Liquid Fund and OMMF will have received an opinion from Arthur Andersen LLP, tax adviser to the Fund, to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result of such tax-free reorganization, no gain or loss would be recognized by Liquid Fund, OMMF, or the shareholders of either fund for Federal income tax purposes, except to the extent the shareholders of Liquid Fund may realize taxable income or gain if a distribution is made to them of any portion of the "Cash Reserve," as defined below. For further information about the tax consequences of the Reorganization, see "Approval of the Reorganization - Tax Aspects of the Reorganization" below.

Investment Objectives and Policies

As its objective, OMMF seeks the maximum current income that is consistent with stability of principal. OMMF seeks to achieve this objective by investing in "money market" securities meeting specific credit quality standards. These are short-term highly liquid securities that meet specific credit quality standards under the 1940 Act. Because of their large denominations, money market investments are generally unavailable to the smaller investor. The money market securities OMMF invests in may include U.S. Government securities, repurchase agreements, certificates of deposit and high quality commercial paper issued by companies.

OMMF's investments may also include floating and variable rate notes, obligations of foreign banks that are payable in the U.S. or in London, England and foreign branches of U.S. banks, bank loan participation agreements and asset-backed securities. In addition, OMMF may lend its portfolio securities to attempt to increase its income. OMMF may also invest in securities that are considered illiquid because of the absence of an active trading market and securities that have a contractual restriction on their resale or which cannot be sold publicly until they are registered under the Securities Act of 1933.

Liquid Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing in money market instruments. Money market instruments are high-quality, short-term securities that present minimal credit risk. They consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper of U.S. and non-U.S. issuers and certificates of deposit, banker's acceptances, bank deposits of U.S. and non-U.S. banks (including Eurodollar and Yankee dollar deposits) and short-term corporate debt securities. These instruments are denominated in U.S. dollars and may carry fixed and variable interest rates.

To comply with Rule 2a-7 under the 1940 Act (the "Rule") each fund may purchase only money market instruments that are within the two highest rating categories of major rating agencies (e.g. Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Rating Group ("S&P")). Each fund will not invest more than 5% of its total assets in securities that, although of high quality, have not been rated in the highest short-term category or, if, unrated, have been judged by OFI to be of equivalent quality. Within this 5% limitation, the fund will not invest more than 1% of its total assets, or $1 million, whichever is greater, in securities (other than U.S. Government Securities) of any single issuer.

Each fund intends to hold its investments until maturity, but may sell them prior to maturity for a number of reasons, including: to shorten or lengthen that average maturity of that fund's portfolio; to increase yield; to maintain the quality of the portfolio; or to maintain a stable share value. The funds may also enter into repurchase agreements and invest in other money market obligations approved by their respective Board of Directors.

Shareholders of the Fund should consider the differences in investment objectives and policies of the funds. See "Comparison Between OMMF and Liquid Fund - Comparison of Investment Objective, Policies and
Restrictions."

Investment Advisory and Distribution Plan Fees

The funds obtain investment management services from OFI pursuant to the terms of their respective investment advisory agreements. Each fund's management fee is payable to OFI monthly and is computed on the net asset value of each fund as of the close of business each day. OMMF pays a management fee which declines on additional assets as OMMF increases its asset base, at the annual rate of 0.45% of the first $500 million of aggregate net assets, 0.425% of the next $500 million, 0.40% of the next $500 million, and 0.375% of net assets over $1.5 billion. Liquid Fund pays a management fee which similarly declines, at an annual rate of 0.50% of the first $200 million of net assets, 0.45% of the next $100 million and 0.40% of net assets over $300 million.

Prior to March 18, 1996, Liquid Fund had a distribution plan pursuant to Rule 12b-1 under the 1940 Act for distribution of its shares. Effective March 18, 1996, the Company's Board of Directors terminated the Liquid Fund plan. Because of an agreement between Liquid Fund and its distributor prior to March 18, 1996, no payments were made pursuant to the Liquid Fund plan during the Fund's three most recent fiscal years. OMMF has not adopted a distribution and/or service plan pursuant to Rule 12b-1.

Purchases, Exchanges and Redemptions

Purchases. Purchases of shares of OMMF and the Fund may be made directly through OFDI, or through any dealer, broker or financial institution that has a sales agreement with OFDI. In addition, a shareholder of OMMF may purchase shares automatically from an account at a domestic bank or other financial institution under the "OppenheimerFunds AccountLink" service. Shares of both funds are sold without an initial sales charge and are not subject to a CDSC upon redemption. The OMMF shares to be issued under the Reorganization Agreement will be issued by OMMF at net asset value without a sales charge. Future dividends of OMMF, if any, may be reinvested without sales charge.

Effective March 18, 1996, Liquid Fund shares are no longer available for purchase by new investors, including shares purchased by exchange from any other mutual fund. Existing Liquid Fund shareholders may purchase additional shares through subsequent investment, investment of dividends and distributions or exchange.

Exchanges. Shareholders of OMMF may exchange their shares at net asset value for Class A shares of mutual funds within the Oppenheimer funds family (46 other portfolios), subject to certain conditions, and the requirement to pay a sales charge when exchanging shares for shares of a fund that have a sales charge. Shares of Liquid Fund may only be exchanged for Class A shares of another series of the Company (7 other portfolios), subject to any applicable sales charge. OMMF offers an automatic exchange plan providing for systematic exchanges from OMMF of a specified amount for Class A shares of other funds within the Oppenheimer funds family.

Redemptions. Shares of the Fund and shares of OMMF may be redeemed without charge at their respective net asset values per share calculated after the redemption order is received and accepted.

Shareholders of both funds may redeem their shares by written request or by telephone request in certain stated amounts, or they may arrange to have share redemption proceeds wired to a pre-designated account at a U.S. bank or other financial institution that is an automated clearing house ("ACH") member. Check writing privileges on shares of each fund also available. The Liquid Fund reserves the right to close any shareholder's account having fewer than 100 shares once the account has been open at least 24 months within 30 days notification by the Fund. OMMF has no corresponding policy. The funds offer automatic withdrawal plans providing for systematic withdrawals of a specified amount from the fund account.

PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in OMMF, shareholders should carefully consider the following summary of risk factors, relating to both OMMF and the Fund, in addition to the other information set forth in this Proxy Statement and Prospectus. A complete description of risk factors for each fund is set forth in the Prospectuses of the funds and their respective Statements of Additional Information.

As a general matter, OMMF and the Fund are intended for investors seeking high current income consistent with preservation of capital and not for investors seeking capital appreciation. There is no assurance that either OMMF or the Fund will achieve its investment objective and investment in the funds is subject to investment risks, including the possible loss of the principal invested. As described below, each fund generally invests a certain percentage of its assets in money market instruments meeting specific quality standards, designed to reduce (but not eliminate) the risk that the issuers of such instruments will default in its payment obligations ("credit risk").

Investment in Money Market Securities

The funds both seek their investment objective through investments primarily in money market securities meeting quality standards consistent with the Rule. The Rule defines an "Eligible Security" as one that has been rated in one of the two highest short-term rating categories by any two "nationally recognized statistical rating organizations" (as defined in the Rule) (these are referred to as "Rating Organizations"), or, if only one Rating Organization has rated that security, it must have been rated in one of the two highest rating categories by that rating organization. An unrated security that is judged by OFI to be of comparable quality to "Eligible Securities" rated by Rating Organizations may also be an "Eligible Security". The Rule permits the funds to purchase any number of "First Tier Securities." These are Eligible Securities rated in the highest rating category for short-term debt obligations by at least two Rating Organizations, or, if only one Rating Organization has rated a particular security, by that Rating Organization. Comparable unrated securities may also be First Tier Securities. Under the Rule, the funds may invest only up to 5% of their assets in "Second Tier Securities," which are Eligible Securities that are not "First Tier Securities." The types of investments that may satisfy these quality standards are as follows.

The funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. These may include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. Other U.S. Government Securities are supported by the full faith and credit of the United States, such as pass-through certificates issued by the Government National Mortgage Association. Others may be supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of Federal Home Loan Banks. Others may be supported only by the credit of the instrumentality, such as obligations of the Federal National Mortgage Association.

The funds may invest in bank obligations and instruments secured by them. These include time deposits, certificates of deposit and bankers' acceptances. OMMF may also invest in instruments secured by these types of bank obligations, such as separately-issued bank debt which is guaranteed by the bank. The term "bank" includes commercial banks, savings banks, and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation ("FDIC"). The term "foreign bank" includes foreign branches of U.S. banks ( which may be issuers of "Eurodollar" money market instruments), U.S. branches and agencies of foreign banks (which may be issuers of "Yankee dollar" instruments), and foreign branches of foreign banks.

The funds may invest in commercial paper. Commercial paper is a short-term, unsecured promissory note of a domestic or foreign company. The commercial paper in which the funds invest must be rated within one of the two highest rating categories of the major rating agencies (e.g. Moody's or S&P) for short-term debt securities. Each fund may also invest unrated securities if judged by OFI to be comparable to these other types of rated securities.

Each fund can invest in short-term corporate debt obligations, that at the time of purchase are rated by at least one Rating Organization in one of the two highest rating categories for short-term debt securities.

The funds may enter into repurchase agreements of seven days or less without limit and may cause up to 10% of their respective net assets to be subject to repurchase agreements having a maturity beyond seven days. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the funds may experience costs or delays in disposing of the collateral and may experience losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

APPROVAL OF THE REORGANIZATION
(The Proposal)

Background

On February 29, 1996, the indirect parent company of Phelps, Connecticut Mutual Life Insurance Company ("Connecticut Mutual") merged with and into Massachusetts Mutual Life Insurance Company ("MassMutual"). On that date, Connecticut Mutual ceased to exist and MassMutual became the surviving company. Immediately subsequent to the merger, MassMutual became the nation's fifth largest life insurance company.

MassMutual is the ultimate parent company of OppenheimerFunds, Inc. ("OFI"), which is engaged (directly and through subsidiaries) in the business of managing, distributing and servicing registered investment companies. As of March 1, 1996, OFI (including a subsidiary) had more than $50 billion in assets under management, the majority of which is represented by the Oppenheimer funds.

Board Approval of the Reorganization

At its meeting on November 17, 1995, the Company's Board, including the Independent Directors, unanimously approved the Reorganization and the Reorganization Agreement, determined that the Reorganization is in the best interests of the Liquid Fund and its shareholders and resolved to recommend that Fund shareholders vote for approval of the Reorganization. The Board further determined that the Reorganization would not result in dilution of the Fund's shareholders' interests.

The Company's Board of Directors, on behalf of Liquid Fund, believes that the proposed Reorganization will be advantageous to the shareholders of Liquid Fund in several respects. The Board considered the following matters, among others, in approving the Proposal.

First, the Board believes that it is not advantageous to operate and market Liquid Fund separately from OMMF because their investment objectives and policies are substantially similar. By being offered simultaneously, each fund hinders the other fund's potential for asset growth. For a complete description of OMMF's investment objectives and policies, see OMMF's Prospectus included with this Proxy Statement.

Second, the Board considered that shareholders may be better served by a Fund offering greater diversification. To the extent that the funds' assets are combined into a single portfolio and a larger asset base is created as a result of the Reorganization, greater diversification of OMMF's investment portfolio can be achieved than is currently possible in either Fund, especially Liquid Fund. Greater diversification is expected to be beneficial to shareholders of both funds because it may reduce the negative effect which the adverse performance of any one security may have on the performance of the entire portfolio.

Third, the Board considered the fact that OMMF's total operating expenses are lower than those of Liquid Fund. The Board believes that the assets of OMMF attributable to Liquid Fund will receive the benefit of OFI's capabilities and resources in investment management.

Fourth, the Board believes that OMMF shares received in the Reorganization will provide existing Liquid Fund shareholders with substantially the same investment advantages that they currently enjoy. The Board also considered the performance history of each fund.

Fifth, a combined fund offers economies of scale that may have a positive effect on the expenses currently borne by Liquid Fund, and hence, indirectly, its shareholders. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. The Board expects that the Reorganization may result over time in a decrease in the expenses currently borne indirectly by Liquid Fund's shareholders. See expense information in "Comparative Fee Tables."

The Board considered the fact that, from the perspective of OMMF, the Reorganization presents an opportunity to acquire assets without the obligation to incur costs that may be associated with the purchase of securities. This opportunity provides an economic benefit to OMMF and its shareholders.

The Board also considered the fact that OFI and OFDI will receive certain benefits from the Reorganization. The consolidated portfolio management effort might result in time savings for OFI and the preparation of fewer prospectuses, reports and regulatory filings. The Board, however, believes that this consideration will not amount to a significant economic benefit.

The OMMF Board of Directors, including the Directors who are not "interested persons" of OMMF, unanimously approved the Reorganization and the Reorganization Agreement and determined that the Reorganization is in the best interests of OMMF and its shareholders. The OMMF Board further determined that the Reorganization would not result in dilution of the OMMF shareholders' interests. The OMMF Board considered, among other things, that an increase in OMMF's asset base as a result of the Reorganization could benefit OMMF shareholders due to the economies of scale available to a larger fund. Over time, these economies of scale should result in slightly lower costs per account for each OMMF shareholder through lower operating expenses and transfer agency expenses.

Regulatory Approval of the Reorganization

The funds, OFI and MassMutual have applied to the SEC for an order of the SEC exempting the reorganization from the provisions of Section 17 of the 1940 Act. Because MassMutual owns more than 5% of the shares of Liquid Fund, the reorganization does not qualify to use the exemptive provisions of the 1940 Act without an order of the SEC. If the SEC does not grant the exemptive relief requested, the Reorganization will not proceed and the Company's Board of Directors will determine what action, if any, will be taken on behalf of Liquid Fund.

The Reorganization

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus). The Reorganization Agreement contemplates a reorganization under which (i) substantially all of the assets of the Fund would be transferred to OMMF in exchange for the issuance of shares of OMMF, (ii) these shares would be distributed to shareholders of the Fund in liquidation of the Fund and
(iii) the outstanding shares of the Fund would be cancelled. Prior to the closing date (April 6, 1996, or such other date as the funds may designate; the "Closing Date"), the Fund will endeavor to discharge all of its liabilities and obligations when and as due prior to such date. OMMF will not assume any liabilities or obligations of Liquid Fund except for portfolio securities purchased which have not settled and outstanding shareholder redemptions and dividend checks. In this regard, the Fund will retain a cash reserve (the "Cash Reserve") in an amount which is deemed sufficient in the discretion of the Board for the payment of (a) the Fund's expenses of liquidation (if any) and (b) the Fund's liabilities, other than those assumed by OMMF. The Cash Reserve will be accounted for as a liability of Liquid Fund prior to the determination of its net asset value. The number of full and fractional shares of OMMF to be issued to the Fund will be determined on the basis of OMMF's and the Fund's relative net asset values, computed as of the close of business of The New York Stock Exchange on the business day preceding the Closing Date (the "Valuation Date").

OFI will utilize the valuation procedures set forth in the Prospectus and Statement of Additional Information of OMMF to determine the value of the Fund's assets to be transferred to OMMF pursuant to the Reorganization, the value of OMMF's assets and the net asset value of the shares of OMMF. Such values will be computed by OFI as of the Valuation Date in a manner consistent with its regular practice in pricing OMMF.

The Reorganization Agreement provides for coordination between the funds as to their respective portfolios so that, on and after the Closing Date, OMMF will be in compliance with all of its investment policies and restrictions.

Contemporaneously with the closing, the Fund will be liquidated (except for the Cash Reserve) and the Fund will distribute or cause to be distributed pro rata to Fund shareholders of record as of the close of business on the Valuation Date the full and fractional OMMF shares received by the Fund. Upon such liquidation, all issued and outstanding shares of the Fund will be cancelled on the Fund's books and Fund shareholders will have no further rights as shareholders of the Fund. To assist the Fund in the distribution of OMMF shares, OMMF will, in accordance with a shareholder list supplied by the Fund, cause OMMF's transfer agent to credit and confirm an appropriate number of shares of OMMF to each shareholder of the Fund. Certificates for shares of OMMF will be issued upon written request of a former shareholder of the Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of OMMF. Former shareholders of the Fund who wish certificates representing their shares of OMMF must, after receipt of their confirmations, make a written request to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217. Shareholders of the Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer, pledge or exchange any shares of OMMF. After the closing of the Reorganization, the Fund will not conduct any business except in connection with the winding up of its affairs. Under the Reorganization Agreement, within one year after the Closing Date, the Fund shall: either
(i) transfer any remaining amount of the Cash Reserve to OMMF, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of the Fund who were such on the Valuation Date. After this transfer or distribution, the Fund's existence will be terminated. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Fund shares outstanding on the Valuation Date.

The consummation of the Reorganization is subject to the conditions set forth in the Reorganization Agreement, including, without limitation, approval of the Reorganization by the Fund's shareholders.
Notwithstanding approval of the Fund's shareholders, the Reorganization may be terminated at any time at or prior to the Closing Date (i) by mutual written consent of the Company, on behalf of Liquid Fund, and OMMF,
(ii) by the Company, on behalf of the Liquid Fund, or OMMF upon a breach by the other of any material provision of the Reorganization Agreement, or (iii) if the requested SEC order described above is not granted by the SEC. Termination of the Reorganization Agreement will terminate all obligations of the parties thereto without liability except, in the event of a termination pursuant to (ii) above, any party in breach of the Reorganization Agreement will, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses (if any) incurred in connection with the transactions contemplated by the Reorganization Agreement.

Approval of the Reorganization will require the vote specified below in "Information Concerning the Meeting - Record Date; Vote Required; Share Information." If the Reorganization is not approved by the shareholders of the Fund, the Directors of the Company will consider other possible courses of action.

Tax Aspects of the Reorganization

The exchange of the assets of the Fund for shares of OMMF and the assumption by OMMF of certain liabilities of the Fund is intended to qualify for Federal income tax purposes as a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has represented to Arthur Andersen LLP, tax adviser to the Fund, that there is no plan or intention by any Fund shareholder who owns 5% or more of the Fund's outstanding shares, and, to the Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of OMMF shares received in the transaction that would reduce the Fund shareholders' ownership of OMMF shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Fund shares as of the same date. The Fund and OMMF have each further represented to Arthur Andersen LLP the fact that, as of the Closing Date, the Fund and OMMF will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, OMMF and the Fund will receive the opinion of Arthur Andersen LLP to the effect that, based on the Reorganization Agreement, the above representations and other representations as such firm shall reasonably request, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

        1. The transfer of substantially all of Liquid Fund's assets in exchange for shares of OMMF and the assumption by OMMF of certain identified liabilities of the Fund followed by the distribution by the Fund of shares of OMMF to the Fund shareholders in exchange for their Fund shares will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and the Fund and OMMF will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

        2. Pursuant to Section 1032 of the Code, no gain or loss will be recognized by OMMF upon the receipt of the assets of the Fund solely in exchange for shares of OMMF and the assumption by OMMF of the identified liabilities of the Fund.

        3. Pursuant to Sections 361(a) and 361(c) of the Code, no gain or loss will be recognized by the Fund upon the transfer of the assets of the Fund to OMMF in exchange for shares of OMMF and the assumption by OMMF of certain identified liabilities of the Fund or upon the distribution of shares of OMMF to the Fund shareholders in exchange for the Fund shares.

        4. Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the Fund shareholders upon the exchange of the Fund shares for the shares of OMMF. However, Fund shareholders may recognize taxable income or gain to the extent they receive any portion of the Cash Reserve as defined below.

        5. Pursuant to Section 358 of the Code, the aggregate tax basis for shares of OMMF received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by each such Fund shareholder immediately prior to the Reorganization.

        6. Pursuant to Section 1223 of the Code, the holding period of shares of OMMF to be received by each Fund shareholder will include the period during which the Fund shares surrendered in exchange therefor were held (provided such Fund shares were held as capital assets on the date of the Reorganization).

        7. Pursuant to Section 362(b) of the Code, the tax basis of the assets of the Fund acquired by OMMF will be the same as the tax basis of such assets of the Fund immediately prior to the Reorganization.

        8. Pursuant to Section 1223 of the Code, the holding period of the assets of the Fund in the hands of OMMF will include the period during which those assets were held by the Fund.

        9. OMMF will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, including the earnings and profits, or deficit in earnings and profits, of the Fund as of the date of the transactions. OMMF will take these items into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, shareholders of the Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of OMMF and the Liquid Fund and indicates the pro forma combined capitalization as of December 31, 1995 as if the Reorganization had occurred on that date.


                                                        Net Asset
                                        Shares          Value
                        Net Assets      Outstanding     Per Share
                        ($000)          (000)

OMMF                    $817,928        817,928         $1.00

Liquid Fund             $ 75,808         75,808         $1.00


Pro Forma Combined
Fund*                   $893,736        893,736         $1.00

------------------
*Reflects issuance of 75,808,000 shares of OMMF in a tax-free exchange for the net assets of the Fund, aggregating $893,736,000.

The pro forma ratio of expenses to average annual net assets of the combined funds at December 31, 1995 would have been .90%.

COMPARISON BETWEEN OMMF AND LIQUID FUND

Comparative information about OMMF and the Fund is presented below. More complete information about OMMF and the Fund is set forth in their respective Prospectuses (which, as to OMMF, accompanies this Proxy Statement and Prospectus and is incorporated herein by reference) and Statements of Additional Information. To obtain copies of either
Prospectus, see "Miscellaneous - Public Information."

Comparison of Investment Objectives, Policies and Restrictions

As its objective, OMMF seeks the maximum current income that is consistent with stability of principal. OMMF seeks to achieve this objective by investing in "money market" securities meeting specific credit quality standards. As its investment objective, the Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in money market instruments. In seeking their investment objectives, OMMF and the Liquid Fund employ the investment policies as described in detail below. OMMF's investment objective is fundamental, whereas Liquid Fund's investment objective is non-fundamental, meaning that it can be changed by a vote of the Company's Board without shareholder approval.

In seeking their respective objectives, the funds invest in short-term money market securities meeting quality standards consistent with Rule 2a-7, described above. While those standards are intended to help the funds maintain a stable share value, there can be no assurance that the funds' net asset value will not vary from $1.00 per share or that they will achieve its investment objective. Additionally, under Rule 2a-7, the funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and the maturity of any single portfolio investment may not exceed 397 days.

Special Investment Methods

OMMF and the Fund may also use the investment techniques and strategies listed below.

Illiquid and Restricted Securities. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The funds will not invest more than 10% of their net assets in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, are not subject to that limit. However, investing in such exempt securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Loans of Portfolio Securities. The funds may lend their portfolio securities to brokers, dealers and other financial institutions. The value of the securities loaned will not exceed 33-1/3% of the total assets of the Liquid Fund. OMMF presently does not intend to lend its securities, but if it does so, the value of securities loaned is not expected to exceed 5% of the value of OMMF's total assets. There are some risks in lending securities. The funds could experience a delay in receiving additional collateral to secure a loan, or a delay in recovering the loaned securities.

Floating Rate/Variable Rate Notes. Each fund may purchase notes with floating or variable interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are adjusted automatically according to a specified market index for such investments, such as the prime rate of a bank.

Foreign Obligations. Because each fund may invest in securities of non-U.S. banks and corporations and obligations of foreign branches of U.S. banks, each fund may be subject to additional investment risks different from those incurred by an investment company that invests only in debt obligations of domestic issuers. These risks may include future political and economic developments of the country in which the issuer is located, possible imposition of withholding taxes on interest income payable on the securities, possible seizure or nationalization of foreign deposits, the possible establishment of exchange control regulations or the adoption of other governmental restrictions that might affect the payment of principal and interest on those securities. Additionally, not all U.S. and state banking laws and regulations applicable to domestic banks (relating to maintenance of reserves, loan limits and financial soundness) apply to foreign branches of domestic banks, and none of those regulations apply to foreign banks. All investments by Liquid Fund must be U.S. dollar-denominated.

Bank Loan Participation Agreements. OMMF may invest in bank loan participation agreements that provide OMMF an undivided interest in a loan made by the issuing bank in the proportion OMMF's interest bears to the total principal amount of the loan. OMMF looks to the creditworthiness of the borrower obligated to make principal and interest payments on the loan. These investments are subject to the provisions of Rule 2a-7 and OMMF's limitation on investing in "illiquid securities," below.

Asset-Backed Securities. OMMF may invest in asset-backed securities, which are fractional interests in pools of consumer loans and other trade receivables. They are issued by trusts and special purpose corporations. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as OMMF. These securities are frequently supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the credit enhancement generally applies to only a fraction of the security's value. OMMF's investment in those securities is subject to Rule 2a-7, as described above. A risk of these securities is that the issuer of the security may have no security interest in the related collateral.

Investment Restrictions

Both OMMF and Fund have certain investment restrictions that, together with their respective investment objectives, are fundamental policies changeable only by shareholder approval. The investment restrictions of OMMF and the Fund are substantially the same and are set forth below.

OMMF cannot (1) invest more than 5% of its total assets in securities of any issuer (except the U.S. Government or its agencies or instrumentalities); (2) concentrate investments in any particular industry; therefore OMMF will not purchase the securities of companies in any one industry if more than 25% of the value of OMMF's total assets would consist of securities of companies in that industry; except for obligations of foreign branches of domestic banks, or obligations issued or guaranteed by foreign banks, the investments set forth in OMMF's Prospectus under "U.S. Government Securities" and "Bank Obligations and Instruments Secured By Them" under "Investment Objective and Policies" are not included in this limitation; (3) make loans, except through the purchase of the types of debt securities listed in OMMF's Prospectus under "Investment Objective and Policies" or through repurchase agreements; OMMF may also lend securities as described above under "Loans of Portfolio Securities"; (4) borrow money in excess of 5% of the value of its total assets; OMMF may borrow only as a temporary measure for extraordinary or emergency purposes and no assets of OMMF may be pledged, mortgaged or assigned to secure a debt; (5) invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors; (6) invest in commodities or commodity contracts or invest in interests in oil, gas, or other mineral exploration or mineral development programs; (7) invest in real estate (however, OMMF may purchase commercial paper issued by companies which invest in real estate or interests therein); (8) purchase securities on margin or make short sales of securities; (9) invest in or hold securities of any issuer if those officers and directors of OMMF or its adviser who beneficially own individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer; (10) underwrite securities of other companies; or (11) invest in securities of other investment companies.

Liquid Fund cannot: (1) issue senior securities, except as permitted by paragraphs 3, 4, 5 and 15 below. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets are not deemed to be senior securities; (2) purchase equity securities (e.g., common stocks, preferred stocks), voting securities or local or state government securities (e.g., municipal bonds, state bonds); (3) borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, borrow in the aggregate more than 10% of the value of its total assets, or invest in portfolio securities while outstanding borrowings exceed 5% of the value of its total assets and except in conformity with investment restriction (15) below; (4) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 10% of the value of its net assets to secure borrowings for temporary or emergency purposes and except as may be necessary in connection with securities lending as provided in investment restriction (10) below. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis is not deemed to be a pledge; (5) sell securities short or purchase securities on margin. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin; (6) write or purchase put or call options; (7) underwrite the securities of other issuers or purchase restricted securities; (8) purchase or sell real estate, real estate investment trust securities, commodities or commodities contracts, or oil and gas interests; (9) make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptance, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; (10) invest more than 15% of the value of its total assets in the obligations of any one bank or invest more than 5% of the value of its total assets in the commercial paper of any one issuer; (11) invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that this limitation shall not apply to the purchase of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit issued by domestic banks and domestic bankers' acceptances (excluding foreign branches of domestic banks); (12) invest more than 10 percent in the aggregate of the value of its total assets in repurchase agreements maturing in more than 7 days, time deposits maturing in more than 2 days and portfolio securities which are not readily marketable; (13) invest in companies for the purpose of exercising control; (14) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; (15) enter into a reverse repurchase agreement if as a result its current obligations under such agreement would exceed one-third of the value of its total assets (less all its liabilities other than the obligations under such agreements); or
(16) invest in any security with a maturity in excess of one year.

OMMF uses the terms "yield" and "compounded effective yield" to illustrate its performance. The "yield" of OMMF is the income generated by an investment in OMMF over a seven-day period, which is then "annualized."
In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in OMMF is assumed to be reinvested in additional shares. The "compounded effective yield" will be slightly higher than the yield because of the effect of the assumed reinvestment. OMMF's "current yield" for the seven days ended December 31, 1995, was 5.09% and its "compound effective yield" was 5.22%.

OMMF's yields can also be compared to those of Liquid Fund. Liquid Fund's "current yield" for the seven days ended December 31, 1995, was 4.73%, and its "compound effective yield" was 4.84%.

It is important to understand that yields represent past performance and should not be considered to be predictions of future performance. Investment performance will vary over time, depending on market conditions, the composition of the portfolio, and expenses. OMMF may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor) which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposits by the 100 largest banks and thrifts in the top ten metro areas. From time to time, OMMF may include in its advertisements and sales literature performance information about OMMF cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources.

Additional Comparative Information


General

For a discussion of the organization and operation of OMMF, including brokerage practices, see "Investment Objective and Policies" and "How the Fund is Managed" in OMMF's current Prospectus and "Brokerage Policies of the Fund" in the OMMF Statement of Additional Information. For a discussion of the organization and operation of the Fund, including brokerage practices, see "Investment Objectives and Policies," "Management" and "The Company" in the Company's current Prospectus, and "Portfolio Transactions and Brokerage" in the Company's current Statement of Additional Information.

Financial Information

For certain financial information about OMMF and the Fund, see "Financial Highlights" in their respective current Prospectuses.

Management of OMMF and the Fund

For information about the management of OMMF and the Fund, including their respective Boards of Directors, investment adviser, portfolio managers and distributor, see (as to OMMF) "Expenses" and "How the Fund is Managed" in OMMF's current Prospectus and (as to Liquid Fund) "Management" and "The Company" in the Company's current Prospectus.

Description of Shares of OMMF and the Liquid Fund

OMMF is a Maryland corporation. Each share of OMMF represents an interest in OMMF proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a vote at shareholder meetings.

OMMF is authorized to issue an unlimited number of shares of capital stock. Shares are freely transferrable and shares do not have cumulative voting rights or preemptive or subscription rights. OMMF is governed by a Board of Directors that has the power, without shareholder approval, to establish and designate one or more series and to divide unissued shares into two or more classes. There is currently only one class of shares.

The Company is a Maryland corporation with 3 billion shares of common stock, par value $0.001 per share, authorized. The Board is authorized to classify and reclassify the common stock into additional series and the series into one or more classes. The shares of each class represent an interest in the same portfolio of investments as the series and have equal rights as to voting, redemption, dividends and liquidation. On matters affecting only one series, only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently, separate votes by each series are required. On matters relating to a single class of shares of a series, only the shareholders of that class are entitled to vote. Shareholders holding more than 50% of the shares of the Company can elect all of the Company's directors. Each share is entitled to one vote within each series.

Neither OMMF nor Liquid Fund are required to hold, and neither plans to hold, regular annual meetings of shareholders.

For further information about the shares of OMMF, including voting rights and restrictions on disposition, see (as to OMMF) "How the Fund is Managed" in the OMMF current Prospectus and OMMF Statement of Additional Information and (as to Liquid Fund) "The Company" in the Company's current Prospectus.

Dividends, Distributions and Taxes

Both funds declare dividends from net investment income on each regular business day, distribute such dividends monthly and declare and distribute net long-term capital gains, if any, annually. OMMF and the Fund also declare and distribute net short-term capital gains, if any, annually.
For a discussion of the policies of OMMF and the Fund with respect to dividends and distributions, and a discussion of the tax consequences of an investment in OMMF and Liquid Fund, see (as to OMMF) "Dividends and Taxes" in OMMF's current Prospectus and (as to Liquid Fund), "Dividends, Capital Gains and Taxes" in the Company's current Prospectus.

Purchases, Redemptions and Exchanges of Shares

For a discussion of how shares of OMMF and the Fund may be purchased, redeemed and exchanged, see (as to OMMF) "How to Buy Shares," "How to Sell Shares," "Exchanges of Shares," "Special Investor Services," and
"Shareholder Account Rules and Policies" in OMMF's current Prospectus; and "Prospectus Summary" and "Your Account" in the Company's current
Prospectus.

Shareholder Inquiries

For a description of how shareholder inquiries should be made, see (as to OMMF) "How the Fund is Managed" in OMMF's current Prospectus and (as to the Fund) the March 18, 1996 supplement to the Company's current
Prospectus.


INFORMATION CONCERNING THE MEETING

The Meeting

The Meeting will be held at OppenheimerFunds, Inc., 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on April 24, 1996 and any adjournments thereof. At the Meeting, shareholders of the Fund will be asked to consider and vote upon approval of the Reorganization Agreement, and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund to OMMF in exchange for shares of OMMF, the distribution by the Fund of such shares to its shareholders in liquidation of the Fund and the cancellation of the outstanding shares of the Fund.

Record Date; Vote Required; Share Information

The Board has fixed the close of business on March 18, 1996 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The affirmative vote of the holders of a majority of Liquid Fund's outstanding shares entitled to vote is required for approval of the Proposal. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of Liquid Fund will vote on the Reorganization. The vote of shareholders of OMMF is not being solicited to approve the Reorganization Agreement.

At the close of business on the Record Date, there were approximately 78,743,892 shares of the Fund issued and outstanding. The presence in person or by proxy of the holders of a majority of shares constitutes a quorum for the transaction of business at the Meeting. As of the close of business on the Record Date, there were approximately 911,750,930 shares of OMMF issued and outstanding. To the knowledge of the Fund, as of March 8, 1996, no person owned of record or beneficially 5% or more of the outstanding shares or 5% or more of the outstanding shares of Liquid Fund, except for MassMutual, 1295 State Street, Springfield, MA 01111, which (together with its subsidiaries) owned of record 38,861,532.961 shares as of March 8, 1996, which represents approximately 50.1% of Liquid Fund's then outstanding shares. MassMutual acquired its shares as a consequence of its merger with Connecticut Mutual, described above under "Approval of the Reorganization - Background." The Company has been advised that MassMutual intends to vote its shares in favor of the Proposal. To the knowledge of OMMF, as of March 8, 1996, no person owned of record or beneficially 5% or more of the outstanding shares of OMMF.
As of March 8, 1996, the officers and Directors of OMMF, and the officers and Directors of the Company, beneficially owned as a group less than 1% of the outstanding shares of OMMF and Liquid Fund, respectively.

In the event a quorum does not exist as to the shares of the Fund on the date originally scheduled for the Meeting, or, subject to approval of the Board, for other reasons, one or more adjournments of the Meeting may be sought by the Board. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of the Proposal, in favor of an adjournment, and will vote all shares which they are required to vote against the Proposal, against an adjournment. In the event that a quorum is present at the Meeting but the shareholders do not approve the Reorganization, the Reorganization will be deemed to have not been approved and the Board will consider what further action, if any, to take.

Shares of common stock of the Company represented in person or by proxy (including shares which abstain or do not vote with respect to the Proposal presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted ("broker non-votes"). Abstentions and broker non-votes will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the Proposal, except as follows: if a broker or nominee holding street account shares indicates on the proxy that it does not have discretionary authority to vote on the Proposal, those shares will not be considered as present and entitled to vote on the Proposal and are not considered to be votes cast.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal.

The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of the Company at OppenheimerFunds, Inc., Two World Trade Center, New York, NY 10048; (ii) attending the Meeting and voting in person; (iii) signing and returning a new proxy (if returned and received in time to be voted); or (iv) voting by telephone, as explained below.

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by MassMutual. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of OFI or OFI's affiliates, personally or by telephone or telegraph. In addition, the Company has retained D.F. King & Co., Inc., 77 Water Street, New York, New York 10005 to assist in the solicitation of proxies primarily by contacting shareholders by telephone and telegram. The cost of such proxy solicitor will be borne by MassMutual. D.F. King & Co., Inc. may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Company has not sought to obtain an opinion of counsel on this matter and is unaware of any such challenge at this time. A shareholder would be called on a recorded line at the telephone number the Company has in its records for the account and could be asked the shareholder's Social Security number or other identifying information.
The shareholder would then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special telephone number will be available in case the voting information contained in the Company's confirmation is incorrect and to revise a vote submitted by telephone. If the shareholder decides after voting by telephone to provide a written proxy or attend the Meeting, the shareholder can revoke the telephone proxy at that time and vote the shares at the Meeting.

Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by MassMutual for their reasonable out-of-pocket expenses.

In addition to the proxy solicitation expenses (as described above) MassMutual will bear the cost of the tax opinion, as well as any other expenses associated with the Reorganization, including legal and accounting expenses.

MISCELLANEOUS

Financial Information

The Reorganization will be accounted for by OMMF in its financial statements similar to a pooling without restatement. Further financial information as to Liquid Fund is contained in the Company's current Prospectus, which is available without charge upon written request to OFS at P.O. Box 5270, Denver, Colorado 80217, and is incorporated herein, and in its audited financial statements as of December 31, 1995, which are included in the Statement of Additional Information. Financial information for OMMF is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein, and in its audited financial statements as of December 31, 1995, which are included in the Statement of Additional Information.

Public Information

Additional information about OMMF and Liquid Fund is available, as applicable, in the following documents, which may be obtained without charge by writing OFS at P.O. Box 5270, Denver, Colorado 80217, or by calling 1-800-525-7048: (i) OMMF's Prospectus dated May 1, 1995, supplemented January 5, 1996, accompanying this Proxy Statement and Prospectus and incorporated by reference herein; (ii) the Company's Prospectus dated October 1, 1995, supplemented March 18, 1996; and (iv) the Company's Annual Report as of December 31, 1995.

Additional information about the following matters is contained in the Statement of Additional Information, which is incorporated herein by reference and includes OMMF's Statement of Additional Information, Liquid Fund's Statement of Additional Information and the Annual Reports described in the preceding paragraph: the organization and operation of OMMF and Liquid Fund; more information on investment policies, practices and risks; information about OMMF's and the Company's respective Boards of Directors and their responsibilities; a further description of the services provided by the funds' investment adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the net asset value of the shares of OMMF and Liquid Fund; purchase, redemption and exchange programs; and distribution arrangements.

OMMF and Liquid Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about OMMF and the Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters if no voting instructions are provided.

By Order of the Board of Directors


Andrew J. Donohue, Secretary

March 18, 1996

EXHIBIT A

                                        AGREEMENT AND PLAN OF REORGANIZATION


        AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of March 18, 1996 by and between Oppenheimer Series Fund, Inc., a Maryland corporation (the "Company"), on behalf of Connecticut Mutual Liquid Account, a series of the Company ("Liquid Fund") and Oppenheimer Money Market Fund, Inc. ("OMMF"), a Maryland corporation.

                                                W I T N E S S E T H:

        WHEREAS, the parties are each open-end investment companies of the management type; and

        WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Liquid Fund and OMMF through the acquisition by OMMF of substantially all of the assets of Liquid Fund in exchange solely for the issuance of voting shares of stock ("shares") of OMMF to Liquid
Fund and the assumption by OMMF of certain liabilities of Liquid Fund, which shares of OMMF are thereafter to be distributed by Liquid Fund pro rata to its shareholders in complete liquidation of Liquid Fund and complete cancellation of its shares;

        NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

        1. The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by OMMF of substantially all of the properties and assets of Liquid Fund in exchange for the issuance of shares of OMMF to Liquid Fund and the assumption by OMMF of certain liabilities of Liquid Fund, followed by the distribution by Liquid Fund of such shares of OMMF to the shareholders of Liquid Fund in exchange for their shares of Liquid Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

                The share transfer books of Liquid Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Liquid Fund; redemption requests received by Liquid Fund after that date shall be treated as requests for the redemption of the shares of OMMF that shall have been distributed to the shareholder in question as provided in
Section 5.

        2. On the Closing Date (as hereinafter defined), all of the assets of Liquid Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by Liquid Fund sufficient in its discretion for the payment of the expenses of Liquid Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E of the Agreement, shall be delivered as provided in Section 8 of the Agreement to OMMF, in exchange for and against delivery to Liquid Fund on the Closing Date of a number of shares of OMMF, having an aggregate net asset value equal to the value of the assets of Liquid Fund so transferred and delivered.

        3. The net asset value of shares of OMMF and the value of the assets of Liquid Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the shares of OMMF and the shares of Liquid Fund shall be done in the manner used by OMMF and Liquid Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by OMMF in such computation shall be applied to the valuation of the assets of Liquid Fund to be transferred to OMMF.

                Liquid Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Liquid Fund's shareholders all of Liquid Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

        4. The closing of the transactions contemplated herein (the "Closing") shall be at the office of OppenheimerFunds, Inc. (the "Agent"), Two World Trade Center, Suite 3400, New York, New York 10048, at 4:00 P.M. New York time on April 26, 1996, or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

                In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

        5. As soon as practicable after the Closing, Liquid Fund shall distribute on a pro rata basis to the shareholders of Liquid Fund on the Valuation Date the shares of OMMF received by Liquid Fund on the Closing Date in exchange for the assets of Liquid Fund in complete liquidation of Liquid Fund; for the purpose of the distribution by Liquid Fund of shares of OMMF to its shareholders, OMMF will promptly cause its transfer agent to: (a) credit an appropriate number of shares of OMMF on the books of OMMF to each shareholder of Liquid Fund in accordance with a list (the "Shareholder List") of its shareholders received from Liquid Fund; and (b) confirm an appropriate number of shares of OMMF to each shareholder of Liquid Fund; certificates for shares of OMMF will be issued upon written request of a former shareholder of Liquid Fund but only for whole shares, with fractional shares credited to the name of the shareholder on the books of OMMF.

                The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Liquid
Fund, indicating his or her share balance. Liquid Fund agrees to supply the Shareholder List to OMMF not later than the Closing Date.
Shareholders of Liquid Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of OMMF which they received.

        6. Within one year after the Closing Date, Liquid Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash
Reserve to OMMF, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Liquid Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Liquid Fund outstanding on the Valuation Date.

        7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, OMMF will be in compliance with all of its investment policies and restrictions. At the Closing, Liquid Fund shall deliver to OMMF two copies of a list setting forth the securities, cash and receivables then owned by Liquid Fund. Promptly after the Closing, Liquid Fund shall provide OMMF a list setting forth the respective federal income tax bases thereof.

        8. Portfolio securities or written evidence acceptable to OMMF of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Liquid Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Liquid Fund on the Closing Date to OMMF, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash holding of Liquid Fund shall be delivered to OMMF in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer to OMMF's custodian bank payable to the order of OMMF for the account of OMMF.

        Shares of OMMF representing the number of shares of OMMF being delivered against the assets of Liquid Fund, registered in the name of Liquid Fund, shall be transferred to Liquid Fund on the Closing Date.
Such shares shall thereupon be assigned by Liquid Fund to its shareholders so that the shares of OMMF may be distributed as provided in Section 5.


                If, at the Closing Date, Liquid Fund is unable to make delivery under this Section 8 to OMMF of any of its portfolio securities or cash for the reason that any of such securities purchased by Liquid Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing
Date have not yet been delivered to it or Liquid Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Liquid Fund will deliver to OMMF by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment as to such securities or cash proceeds in a form reasonably satisfactory to OMMF, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by OMMF.

        9. OMMF shall not assume the liabilities (except for (a) portfolio securities purchased which have not settled and (b) shareholder redemption and dividend checks outstanding) of Liquid Fund, but Liquid Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. Each party represents to the other that Massachusetts Mutual Life Insurance Company has agreed to assume liability for and pay all expenses associated with the reorganization, including legal and accounting expenses, the cost of required tax opinions, and the cost of printing and mailing the proxies and proxy statements in connection with the solicitation of the approval by the shareholders of the Liquid Fund of this reorganization. However any documents such as existing prospectuses or annual reports that are included in that proxy mailing will be a cost of the Fund issuing the document. Other than the cost of such documents, neither party will bear any expenses associated with the reorganization.

        10. The obligations of OMMF hereunder shall be subject to the following conditions:

          A. The Board of Directors of Liquid Fund shall have authorized the execution of the Agreement, and the shareholders of Liquid Fund shall have approved the Agreement and the transactions contemplated thereby, and Liquid Fund shall have furnished to OMMF copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Company; such shareholder approval shall have been by the affirmative vote of a majority of the outstanding voting securities of Liquid Fund at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

          B. OMMF shall have received an opinion dated the Closing Date of Piper & Marbury LLP, counsel to the Company, to the effect that (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with full powers to conduct its business as described by its charter and as currently being conducted; (ii) the execution and delivery of the Agreement and the consummation of the transactions contemplated therein will not result in any violation of the provisions of the charter or by-laws of the Company; and (iii) the Agreement has been duly authorized and executed by the Company and the Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratoriums and other similar laws relating to or affecting creditor rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.


         C. The representations and warranties of the Company on behalf of Liquid Fund contained herein shall be true and correct at and as of the Closing Date, and OMMF shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant
Secretary or the Treasurer of the Company, dated the Closing Date, to that effect.

                D. On the Closing Date, Liquid Fund shall have furnished to OMMF a certificate of the Treasurer or Assistant Treasurer of the Company as to the amount of the capital loss carry-over, if any, and net unrealized appreciation or depreciation, if any, with respect to Liquid
Fund as of the Closing Date.

                E. The Cash Reserve shall not exceed 1% of the value of the net assets, nor 10% in value of the gross assets, of Liquid Fund at the close of business on the Valuation Date.

          F. A Registration Statement on Form N-14 filed by OMMF under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus required under the Act to request the approval of shareholders of Liquid Fund of the reorganization contemplated in the Agreement (the "Proxy Statement and Prospectus"), shall have become effective under the 1933 Act not later than December 31, 1996.

           G. On the Closing Date, OMMF shall have received a letter of David E. Sams, Jr. or other senior executive officer of G.R. Phelps & Co. Inc. (Liquid Fund's administrator and former investment manager) acceptable to OMMF, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Liquid Fund arising out of litigation brought against Liquid Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Liquid Fund delivered to OMMF. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

                H. OMMF shall have received an opinion, dated the Closing Date, of Arthur Andersen LLP, to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

            I. OMMF shall have received at the Closing all of the assets of Liquid Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

                J. Each fund shall have received from the Securities and Exchange Commission such order or orders as counsel to such Fund deem reasonably necessary or desirable under the 1933 Act and the Act in connection with transactions contemplated hereby, and that all such orders shall be in full force and effect.

        11. The obligations of Liquid Fund hereunder shall be subject to the following conditions:

                A. The Board of Directors of OMMF shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and OMMF shall have furnished to Liquid Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of OMMF.

                B. Liquid Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of a majority of the outstanding voting securities of Liquid Fund, and Liquid Fund shall have furnished OMMF copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Liquid Fund.

                C. Liquid Fund shall have received an opinion dated the Closing Date of Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to OMMF, to the effect that (i) OMMF is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with full powers to carry on its business as described by its Articles of Incorporation and to the best knowledge of such counsel, then being conducted and to enter into and perform the Agreement; (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon OMMF in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratoriums and other similar laws relating to or affecting creditor rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and to authorize effectively the transactions contemplated by the Agreement have been taken by OMMF, and (iii) the shares of OMMF to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth in OMMF's then current Prospectus and Statement of Additional Information.

                D. The representations and warranties of OMMF contained herein shall be true and correct at and as of the Closing Date, and Liquid Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or an Assistant Secretary or the Treasurer of OMMF to that effect dated the Closing Date.

                E. Liquid Fund shall have received an opinion of Arthur Andersen LLP to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in this Agreement and Plan of Reorganization and in accordance with (i) Liquid Fund's representation that there is no plan or intention by any Liquid Fund shareholder who owns 5% or more of Liquid Fund's outstanding shares, and, to Liquid Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of OMMF shares received in the transaction that would reduce Liquid Fund shareholders' ownership of OMMF shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Fund shares as of the same date, and (ii) the representation by each of Liquid Fund and OMMF that, as of the Closing Date, Liquid Fund and OMMF will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, and (iii) the other representations by each of Liquid Fund and OMMF made to Arthur Andersen LLP and set forth in the opinion will generally be as follows:

                   1. The transfer of substantially all of Liquid Fund's assets in exchange for shares of OMMF and the assumption by OMMF of certain identified liabilities of Liquid Fund followed by the distribution by Liquid Fund of shares of OMMF to Liquid Fund shareholders in exchange for their Liquid Fund shares will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and Liquid Fund and OMMF will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

               2. Pursuant to Section 1032 of the Code, no gain or loss will be recognized by OMMF upon the receipt of the assets of Liquid Fund solely in exchange for shares of OMMF and the assumption by OMMF of certain identified liabilities of Liquid Fund.

               3. Pursuant to Sections 361(a) and 361(c) of the Code, no gain or loss will be recognized by Liquid Fund upon the transfer of the assets of Liquid Fund to OMMF in exchange for shares of OMMF and the assumption by OMMF of certain identified liabilities of Liquid Fund or upon the distribution of shares of OMMF to Liquid Fund shareholders in exchange for Liquid Fund shares.

             4. Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by Liquid Fund shareholders upon the exchange of Liquid Fund shares for the shares of OMMF. However, Liquid Fund shareholders may recognize taxable income or gain to the extent they receive any portion of the Cash Reserve, as defined in the Agreement.

            5. Pursuant to Section 358 of the Code, the aggregate tax basis for shares of OMMF received by each Liquid Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of Liquid Fund shares held by each such Liquid Fund shareholder immediately prior to the Reorganization.

               6. Pursuant to Section 1223 of the Code, the holding period of shares of OMMF to be received by each Liquid Fund shareholder will include the period during which Liquid Fund shares surrendered in exchange therefor were held (provided such Liquid Fund shares were held as capital assets on the date of the Reorganization.

            7. Pursuant to Section 362(b) of the Code, the tax basis of the assets of Liquid Fund acquired by OMMF will be the same as the tax basis of such assets of Liquid Fund immediately prior to the Reorganization.

         8. Pursuant to Section 1223 of the Code, the holding period of the assets of Liquid Fund in the hands of OMMF will include the period during which those assets were held by Liquid Fund.

           9. OMMF will succeed to and take into account the items of Liquid Fund described in Section 381(c) of the Code, including the earnings and profits, or deficit in earnings and profits, of Liquid Fund as of the date of the transactions. OMMF will take these items into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

      F. The Cash Reserve shall not exceed 1% of the value of the net assets, nor 10% in value of the gross assets, of Liquid Fund at the close of business on the Valuation Date.

    G. A Registration Statement on Form N-14 filed by OMMF under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, required under the Act to request the approval of the shareholders of Liquid Fund of the reorganization contemplated in the Agreement shall have become effective under the 1933 Act not later than December 31, 1996.

                H. On the Closing Date, Liquid Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Liquid Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of OMMF arising out of litigation brought against OMMF or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of OMMF delivered to Liquid Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

                I. Liquid Fund shall acknowledge receipt of the shares of OMMF.

                J. Each fund shall have received from the Securities and Exchange Commission such order or orders as counsel to such Fund deem reasonably necessary or desirable under the 1933 Act and the Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

        12.     Liquid Fund hereby represents and warrants that:

         A. The financial statements of Liquid Fund as at December 31, 1995 (audited) heretofore furnished to OMMF, present fairly the financial position, results of operations, and changes in net assets of Liquid Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from December 31, 1995 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Liquid Fund, it being agreed that a decrease in the size of Liquid Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

                B. Contingent upon approval of the Agreement and the transactions contemplated thereby by Liquid Fund's shareholders, Liquid Fund has authority to transfer all of the assets of Liquid Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

           C. The Prospectus, as amended and supplemented, contained in the Company's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                D. There is no material contingent liability of Liquid Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Liquid Fund, threatened against Liquid Fund, not reflected in such Prospectus;

         E. There are no material contracts outstanding to which Liquid Fund is a party other than those ordinary in the conduct of its business;

          F. Liquid Fund is a series of Oppenheimer Series Fund, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Liquid Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

                G. All Federal and other tax returns and reports of Liquid Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Liquid Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Liquid Fund ended December 31, 1995 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

                H. Liquid Fund has elected to be treated as a regulated investment company and, for each taxable year of its operations, Liquid
Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Liquid Fund intends to meet such requirements with respect to its current taxable year.

        13.     OMMF hereby represents and warrants that:

                A. The financial statements of OMMF as at December 31, 1995 (audited) heretofore furnished to Liquid Fund, present fairly the financial position, results of operations, and changes in net assets of OMMF, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from December 31, 1995 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of OMMF, it being understood that a decrease in the size of OMMF due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

        B. The Prospectus, as amended and supplemented, contained in OMMF's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                C. There is no material contingent liability of OMMF and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of OMMF, threatened against OMMF, not reflected in such Prospectus;

        D. There are no material contracts outstanding to which OMMF is a party other than those ordinary in the conduct of its business;

         E. OMMF is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of OMMF which it issues to Liquid Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as otherwise set forth in OMMF's Registration
Statement; and will conform to the description thereof contained in OMMF's Registration Statement, will be duly registered under the 1933 Act and in the states where registration is required; and OMMF is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

                F. All Federal and other tax returns and reports of OMMF required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of OMMF no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of OMMF ended December 31, 1995 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;


                G. OMMF has elected to be treated as a regulated investment company and, for each taxable year of its operations, OMMF has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and OMMF intends to meet such requirements with respect to its current taxable year;

          H. OMMF has no plan or intention (i) to dispose of any of the assets transferred by Liquid Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

          I. After consummation of the transactions contemplated by the Agreement, OMMF intends to operate its business in a substantially unchanged manner.

        14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. OMMF hereby represents to and covenants with Liquid Fund that, if the reorganization becomes effective, OMMF will treat each shareholder of Liquid Fund who received any of OMMF's shares as a result of the reorganization as having made the minimum initial purchase of shares of OMMF received by such shareholder for the purpose of making additional investments in shares of OMMF, regardless of the value of the shares of OMMF received.

        15. OMMF agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act (unless it has already done so) which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection.

        16. The obligations of the parties under the Agreement shall be subject to the right of (a) both parties to mutually consent to abandon and terminate the Agreement without liability, and (b) either party to abandon and terminate the Agreement without liability if the other party breaches any material provision of the Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of the Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or
(ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date. In the event of termination, damages will be limited to reimbursement by the party breaching any material provision of the Agreement of the reasonable out-of-pocket fees and expenses (if any) incurred by the other party in connection with the transactions contemplated by the Agreement.

        17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

        18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgement of such waiver.

        IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

Attest:                                   OPPENHEIMER SERIES FUND, INC.
                                          On Behalf of
                                         Connecticut Mutual Liquid Account

/s/ Robert G. Zack                                  /s/ Andrew J. Donohue
--------------------------                   By:     ----------------------
Robert G. Zack, Assistant Secretary
                                         Name and Title: Andrew J. Donohue,
                                                   Secretary

Attest:                                 OPPENHEIMER MONEY MARKET FUND,
                                             INC.
/s/ Robert G. Zack                          /s/ Andrew J. Donohue
--------------------------                  By:     ----------------------
Robert G. Zack, Assistant Secretary         Name and Title: Andrew J. Donohue,
                                                   Secretary



Preliminary Copy
OPPENHEIMER SERIES FUND, INC.
CONNECTICUT MUTUAL LIQUID ACCOUNT

PROXY FOR SPECIAL SHAREHOLDERS MEETING
TO BE HELD APRIL 24, 1996

The undersigned shareholder of Connecticut Mutual Liquid Account (the "Fund"), a series of Oppenheimer Series Fund, Inc. (the "Company"), does hereby appoint Andrew J. Donohue, George Bowen and Robert J. Bishop, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on April 24, 1996, at OppenheimerFunds, Inc., 3410 South Galena Street, Denver, Colorado 80231 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS
INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:

        To approve an Agreement and Plan of Reorganization dated as of March 18, 1996 by and among Oppenheimer Money Market Fund, Inc. and the Company, on behalf of the Fund, and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund to Oppenheimer Money Market Fund, Inc. in exchange for the issuance of shares of Oppenheimer Money Market Fund, Inc., the distribution by the Fund of such shares to its shareholders in liquidation of the Fund and the cancellation of the outstanding shares of the Fund.

        FOR____                 AGAINST____                     ABSTAIN____

                                        Dated:________________________, 1996
                                                (Month)         (Day)

                                                ______________________________
                                                        Signature(s)

                                                ______________________________
                                                        Signature(s)

                          Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.